SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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

   [LOGO] JOHN HANCOCK (R)
--------------------------
    JOHN HANCOCK FUNDS

John Hancock Investors Trust
John Hancock Income Securities Trust

June 26, 2003

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the special shareholder meeting on Thursday, August 21, 2003 at 9:00 A.M., Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are non-routine items. A non-routine item is one that does not occur annually and makes a fundamental or material change to a fund's investment objectives, policies or restrictions, or to the investment management contract.

Authorize each fund to issue preferred shares

For each fund to be able to issue preferred shares, certain amendments to each fund's fundamental investment restrictions and Agreement and Declaration of Trust would need to be made. Proposal number one, which is in two parts, asks you to approve amendments to the fundamental restrictions and to the Agreement and Declaration of Trust which would be required to permit the fund to issue senior securities, including preferred shares.

The Trustees want each fund to have the ability to issue preferred shares because they believe it can be an attractive strategy to seek to increase the fund's return over the long-term. Any increase in returns generated by this strategy would benefit you, the funds' holders of common shares. This strategy does entail risks, namely the risks associated with leverage. Please see the enclosed proxy statement for a description of the potential benefits of issuing preferred shares and associated risks.

Approve amendments to the investment management contract

For each fund, proposal number two asks you to approve amendments to the investment management contract to reflect the issuance of senior securities, such as preferred shares, in the calculation of the investment management fees and to eliminate a state law imposed expense limitation which is no longer required and which has never been triggered. Approval of this proposal would not change the rate at which each fund pays investment management fees.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. A prompt response will help avoid the cost of additional mailings.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 A.M. and 7:00 P.M. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                       Sincerely,

                                       /s/ Maureen R. Ford
                                       -----------------------------------------
                                       Maureen R. Ford
                                       Chairman and Chief Executive
                                       Officer
P56PX 6/03
JHK-PS-03

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           To Be Held August 21, 2003

This is the formal agenda for your fund's special shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of:
      John Hancock Investors Trust
      John Hancock Income Securities Trust:

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, August 21, 2003 at 9:00 A.M., Eastern time, and shareholders of each fund will consider the following proposals:

      (1) To authorize the fund to issue senior securities, including preferred shares, by approving the following amendments:

            (a) To approve amendments to certain of the fund's fundamental investment restrictions to permit the issuance of senior securities.

            (b) To approve certain amendments to the fund's Agreement and Declaration of Trust to authorize the board of trustees to establish and issue one or more classes of senior securities.

      (2) To approve certain amendments to the fund's investment management contract, including to reflect the issuance of senior securities in the calculation of the investment management fees payable by the fund to John Hancock Advisers, LLC.

      (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on June 19, 2003 are entitled to notice of and to vote at each fund's special meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about June 26, 2003.

Whether or not you can attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                         By order of the Boards of
                                         Trustees,


                                         Susan S. Newton
                                         Senior Vice President and
                                         Secretary

June 26, 2003

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199


                        SPECIAL MEETINGS OF SHAREHOLDERS
                          To Be Held on August 21, 2003

                                 PROXY STATEMENT

      This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

      This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the special meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, August 21, 2003 at 9:00 A.M., Eastern time.

      If you sign the enclosed proxy card and return it in time to be voted at the meetings, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meetings by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199; by returning a signed proxy with a later date before the meetings; or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

      The Trustees of each fund have fixed the close of business on June 19, 2003 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:


     John Hancock Investors Trust .................    8,040,948
     John Hancock Income Securities Trust .........   10,986,086


      The funds' management does not know of anyone who beneficially owned more than 5% of either fund's shares outstanding on the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

      Although the special meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                             PROPOSALS 1(a) and 1(b)

               TO AUTHORIZE EACH FUND TO ISSUE SENIOR SECURITIES,
                           INCLUDING PREFERRED SHARES

General

      The Trustees recommend that shareholders approve certain amendments to each fund's fundamental investment restrictions and Agreement and Declaration of Trust (the "Declaration of Trust") to permit each fund to issue senior securities, including preferred shares, to the maximum extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Because these proposals are intended to permit each fund to issue preferred shares, shareholders should anticipate that the funds will issue preferred shares if the proposals are approved. It is therefore important for shareholders to understand what the issuance of preferred shares would mean for the fund and for them. For that reason, a description of senior securities generally and preferred shares specifically, including a discussion of the risks associated with the issuance of preferred shares, precedes a description of the specific amendments to the fundamental investment restrictions and Declaration of Trust being proposed.

What is a senior security and a preferred share?

      A senior security is one that has priority over a company's common shares in payment of dividends or interest and distribution of the company's assets in the event the company is liquidated. A senior security may be an equity security or a debt security. Preferred shares are equity securities that are senior to a company's common shares. Notes, bonds and debentures are debt securities that are senior to a company's preferred shares and common shares. While each fund currently has the ability to issue senior securities in the form of debt securities ("senior debt"), neither fund can issue senior securities in the form of equity securities ("senior equity") such as preferred shares.

Why would the fund want the ability to issue preferred shares?

      The issuance of a second class of fund securities -- whether in the form of debt or equity securities -- could be an attractive strategy to increase each fund's return. The Trustees believe that the holders of each fund's common shares have the potential to benefit in the long-term if the fund issues senior securities. Over time, the earnings to the fund from the portfolio securities purchased with the proceeds of an offering of senior securities may be greater than both (i) the cost of offering the senior securities and the operating expenses of the senior securities and (ii) dividends that must be paid to holders of senior equity or interest that must be paid to holders of senior debt. The excess earnings will be applied to the benefit of the holders of common shares in the form of increased distributions of income and/or capital gain. An offering of senior securities should not, by itself, dilute a fund's net assets attributable to the common shareholders. However, the net assets attributable to a fund's common shares would be reduced if the fund loses money or the return on the additional assets is less than the full cost of leverage. Increasing the fund's asset size through the use of leverage involves risks, particularly if the return on the additional assets is less than the fund's adviser expects. See "Risks of Leverage."

      If shareholders approve proposals 1(a) and 1(b), each fund would have the flexibility to add leverage by issuing senior equity in addition to the current authority to issue senior debt. This flexibility can be important because the amount of the dividends or interest that must be paid to the holders of the different types of senior securities depends significantly on current economic conditions, such as the prevailing interest rate environment, and anticipated future economic trends. Depending upon those conditions and future trends, the amount of dividends that would need to be paid to the holders of the senior equity may be higher or lower than the amount of interest that would need to be paid to the holders of the senior debt. The amount and rate at which the dividends or interest must be paid to the senior securities holders is effectively the cost to the fund of maintaining the leverage. The lower this cost, the greater the likelihood that the earnings generated by the portfolio securities purchased with the proceeds of the offering of senior securities would exceed that cost and the greater the likelihood that the holders of the fund's common shares will benefit from the issuance of the senior securities.

      John Hancock Advisers, LLC, each fund's investment adviser (the "adviser"), believes that it would be beneficial to the holders of each fund's common shares if leverage were employed by issuing senior equity, such as preferred shares, rather than senior debt for the following reasons:

o The effective interest or dividend cost to the funds under current market conditions are likely to be lower if the funds issued preferred shares compared to borrowing (i.e., issuing senior debt). Historically, preferred shares issued by investment companies yield a dividend at a moderate premium above the prevailing rate on commercial paper. Borrowing from a bank, insurance company or other institutional lender is likely to bear interest at a higher rate. While initial offering expenses associated with an offering of preferred shares are likely to be higher than the transaction costs associated with an similar amount of borrowing, the adviser believes that preferred shares may offer a significant long-term cost advantage to the funds, which advantage would accrue to the holders of the common shares.

o The adviser has significant experience in managing closed-end funds leveraged through the issuance of preferred shares.

o Preferred shares offer a longer-term form of financing than borrowing. Preferred shares would remain outstanding unless redeemed by a fund at its option or because the fund failed to satisfy asset coverage requirements imposed by the 1940 Act or a rating agency rating any preferred shares. However, any borrowing would have a short to medium term maturity (perhaps with the ability to roll the borrowing over under a renewed facility) and more extensive provisions permitting the lender to require early repayment. Consequently, a fund would be more likely to be required to repay the principal on any indebtedness at a much earlier date than the fund would need to redeem the preferred shares. Any retirement of indebtedness would require the fund to need to liquidate portfolio positions at a time that may not be advantageous and incur additional transaction costs.

If these proposals are approved, will the funds issue preferred shares?

      If shareholders approve the proposals, the Trustees will be authorized to issue a class of preferred shares for each fund in the future without seeking further shareholder approval. As of the date of this proxy statement, the Trustees have not determined that either fund should issue preferred shares. Before the Trustees would act to issue preferred shares, they would consider a variety of factors including, but not limited to, an analysis of conditions in the equity and debt markets and the potential benefits to the common shareholders of issuing preferred shares and the associated risks, whether there was interest among institutional investors for the fund's senior securities, and whether there were sufficient securities meeting the fund's investment criteria available for purchase with the proceeds of the offering.

      It is anticipated that if the proposals are approved, the Trustees will undertake an evaluation of the issuance of preferred shares by each fund to determine whether such issuance would be in the best interest of each fund. For this reason, it is important for shareholders of each fund to understand that their approval of these proposals will likely result in a recommendation by the adviser that each fund issue preferred shares. Accordingly, this proxy statement includes a description of preferred shares and the associated risks to the common shareholders of offering preferred shares. There can be no assurance, however, that the Trustees would authorize either fund to issue preferred shares, and if offered, whether the proceeds of the offering and the change to the fund's capital structure would be sufficient to provide the benefits of leverage to the holders of the common shares either immediately after the offering or at some future time.

Additional information about preferred shares

      If these proposals are approved, each fund would be authorized to issue preferred shares to increase its assets available for investment to the maximum extent permitted by the 1940 Act. The adviser currently anticipates that each fund would issue preferred shares with an aggregate liquidation preference of approximately 33 1/3 percent of the fund's total assets. The adviser also anticipates that each fund would issue auction rate preferred shares. Auction rate preferred shares are a type of preferred shares where the dividend rate payable by a fund is determined by an auction conducted prior to the start of each dividend period. The costs associated with issuing auction rate preferred shares would be higher because the fund bears the expense of conducting the auctions. However, the adviser believes that the auction process would result in a lower dividend rate for the preferred shares than if the rate were set by the fund as is the case with non-auction rate preferred shares. The adviser believes that the holders of the common shares would benefit from the issuance of auction rate preferred shares because it believes the benefits of the lower dividend rate will normally outweigh the costs associated with holding the auction. A fund generally will not issue preferred shares or debt securities unless the adviser expects that the fund will achieve a greater return on such borrowed funds than the additional costs the fund incurs as a result of such borrowing. Each fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of a fund's portfolio holdings.

      If the Trustees approve the issuance of preferred shares, they will determine the terms of the securities including voting powers, preferences or other rights and the timing and the terms of the offering without further shareholder approval, but subject to applicable law and the respective fund's Declaration of Trust and by-laws. Senior securities, such as preferred shares, have certain dividend and liquidation rights that are different from those of common shares. Also, the 1940 Act imposes requirements that control the extent to which a fund can use leverage and grants special voting rights to a fund's holders of senior securities.

      Dividend and liquidation rights. Each fund's preferred shares will have the right to the payment of dividends before dividends can be paid on the fund's common shares. If the dividends that must be paid on the preferred shares exceed the net return of the fund's portfolio attributable to the assets acquired with the proceeds of the offering, there will be a lower rate of return to the holders of the common shares. In that case, there might even be a return of capital.

      In the event of any liquidation, dissolution or winding up of the fund, the holders of preferred shares are entitled to receive a final distribution of the fund's assets after creditors are satisfied and before any distribution is paid to the holders of the common shares. Unless and until payment in full has been made to holders of senior securities of the liquidation distributions to which they are entitled, no distributions will be made to holders of the common shares.

      Asset coverage requirements and voting rights. After a fund issues preferred shares, the fund must comply with the asset coverage under the 1940 Act. This means that the value of the fund's total assets, less all liabilities and indebtedness for borrowed money, must be a certain percentage of the liquidation value of the senior securities outstanding. If the fund fails to meet an asset coverage test, the fund may not, until the fund complies with the test: (i) pay any dividends to the holders of the fund's common shares (except for dividends paid in additional common shares) or (ii) repurchase the fund's common shares. Senior securities issued by investment companies also have special voting rights.

      The table below shows the asset coverage requirements and different voting rights that must apply to senior equity such as preferred shares under the 1940 Act in contrast to the requirements and rights applicable to senior debt which each fund is currently permitted to issue.


                                                   SENIOR SECURITIES
---------------------------------------------------------------------------------------------------------
                                        Equity                                          Debt
                  ---------------------------------------------------------------------------------------
Asset coverage    The value of the fund's total assets,          The value of the fund's total assets,
                  less all liabilities and indebtedness          less all liabilities and indebtedness
                  for borrowed money, must be 200% of the        for borrowed money, must be 300% of the
                  liquidation value of the senior equity         senior debt outstanding:
                  outstanding:
                  o     immediately after the senior             o     immediately after the senior debt
                        equity is issued;                              is issued;
                  o     before any dividend is paid to           o     before any dividend is paid to
                        common shareholders (other than a              common shareholders (other than a
                        dividend paid in additional                    dividend paid in additional
                        shares); and                                   shares); and
                  o     before the fund repurchases              o     before the fund repurchases
                        outstanding common shares.                     outstanding common shares.

Voting rights     o     Voting as a separate class,              Unlike senior equity, the fund may
                        entitled to elect two trustees. If       choose to be governed by either of the
                        dividends on senior equity remain        following provisions, the first of which
                        unpaid in an amount equal to two         gives senior debt a limited right to
                        full years' dividends, then,             elect trustees.
                        voting as a separate class,
                        entitled to elect additional             o     Voting as a separate class,
                        trustees, who, together with the               entitled to elect a majority of
                        two trustees ordinarily elected by             the trustees if the fund fails the
                        the class, will constitute a                   100% asset coverage test on the
                        majority of the fund's trustees.               last business day of each of 12
                                                                       consecutive calendar months. This
                  o     Voting as a separate class,                    voting right continues until the
                        entitled to vote on any                        asset coverage test equals 110%
                        reorganization that adversely                  for 3 consecutive calendar months.
                        affects the senior equity class.
                                                                 o     If, on the last business day of
                  o     Voting as a separate class,                    each of 24 consecutive calendar
                        entitled to vote on changes to the             months, the senior debt has an
                        fund's fundamental policies and                asset coverage of less than 100%,
                        restrictions.                                  the fund is considered to have
                                                                       defaulted on its obligations with
                                                                       respect to the senior debt.

      As describe above, preferred shares have certain voting rights that are required under the 1940 Act. If preferred shares are issued, the fund's common shares may be precluded from approving certain matters for which a vote of preferred shares is also required. As an example, included in the voting rights of preferred shares is the right of the preferred shares to vote as a class on changes to the fund's fundamental policies and restrictions. If either fund were to present a proposal to convert the fund to an open-end management investment company, the proposal would require the vote of the preferred shares and the common shares voting separately because the fund's status as a closed-end fund is a fundamental policy that cannot be changed without shareholder approval. However, the interests of preferred shares and the common shares in considering such a proposal may be different and the preferred shares might vote as a class against the proposal. In this event, the proposal would not be approved and the fund would not convert to an open-end company. If at any time in the future the funds'

Trustees consider whether to approve the issuance of preferred shares, the Trustees will consider what, if any, additional voting rights should be granted to the preferred shares.

      Rating agency guidelines and limitations on borrowing. To enhance the marketability of any senior securities, each fund may request that a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors' Service, Inc., rate the securities. If a rating agency agrees to assign a rating to the senior securities, the rating agency will require the fund to meet certain guidelines to ensure, as far as possible, that the fund will meet the 1940 Act's asset coverage test and be able to pay the agreed upon dividends to the holders of the senior equity or interest to the holders of senior debt, as the case may be. These rating agency guidelines may be more stringent than the 1940 Act and may impose restrictions on the securities in which the fund invests, may impose limitations or prohibitions of the fund's ability to engage in certain investment practices, may limit the fund's ability to engage in repurchases of its securities, and in certain circumstance, may require the fund to redeem or purchase outstanding senior securities, suspend dividends and other distributions on the common shares and liquidate portfolio securities.

      If the fund is limited in its ability to repurchase common shares, the market price of the common shares may be affected. Redemption of senior securities and liquidations of portfolio securities to comply with assets coverage requirements could cause a fund to incur transactions costs and could result in capital losses. Prohibitions on dividends and other distributions could impair the fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Risks of leverage

      Although there are potential benefits to the holders of the fund's common shares upon the issuance of preferred shares or senior debt and the resulting leveraging of a fund's capital structure, shareholders should note that there are risks associated with leverage. Because any decline in the net asset value of the fund's investments is borne entirely by the holders of the common shares, the effect of leverage in a declining market would be to further reduce the fund's net asset value in an amount greater than would be the case if the fund were not leveraged. This could result in a greater decline in the market price for common shares.

      Leverage creates risks that may adversely affect the return for common shareholders, including:

      o The likelihood of greater volatility of the net asset value and market price of common shares;

      o Fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      o     Increased operating costs, which may reduce a fund's total return;
            and

      o The potential for a decline in the value of an investment acquired with borrowed funds, while the fund's obligations under such borrowing remain fixed.

      The successful use of a leveraging strategy depends on the adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. A fund's use of leverage is premised upon the expectation that the fund's preferred share dividends or borrowing cost in the case of senior debt, together with any related offering or transaction costs, will be lower than the return the fund achieves on the investments that the fund makes with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the fund's higher credit rating or the short-term nature of its borrowing compared to the intermediate or long-term nature of the fund's portfolio investments. The holders of common shares would be the beneficiaries of the incremental return. Should the difference between the underlying assets and the cost of leverage narrow, the incremental increase in returns will be reduced. If intermediate or long-term interest rates rise or the fund otherwise incurs losses on its investments, the fund's net assets attributable to its common shares will reflect the decline in the value of portfolio holdings. Fluctuations in the markets, short-term interest rates and other factors that might affect the fund's ability to pay the dividend rate on preferred shares or pay interest on senior debt may affect the yield to the holders of common shares. To the extent that the fund's preferred share dividends or borrowing cost in the case of senior debt, together with any related offering or transaction costs, exceed the return the fund achieves on the investments that the fund makes with the proceeds of the issuance of preferred shares or borrowing, the common shareholders would be adversely effected by the fund's use of leverage.


      The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit a fund's freedom to pay dividends on common shares or to engage in other activities. If each fund offers preferred shares valued at approximately $85,000,000, the cost of the offering is estimated to be approximately $1,170,000 per fund and would be effectively borne by each fund's common shareholders and would result in a reduction of the net asset value of the common shares. Each fund also may be required to maintain minimum average balances in connection with borrowings or pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing.


      An offering of senior securities is not a taxable event to either fund or the holders of the common shares. If a fund issues senior equity, for tax purposes, the fund allocates net capital gain, dividends and other types of income, if any, between its common shares and any class of senior equity. It is the current position of the Internal Revenue Service that income with particular tax characteristics, such as income qualifying for the dividends received deduction or net capital gain, may be designated as distributed to a particular class only in proportion to that class's share of the total dividends paid by the fund. If a fund issues senior debt instead of senior equity, interest payments on this debt may reduce or eliminate the ordinary dividend distributions the fund would otherwise be able to pay with respect to its common shares and may also reduce the assets attributable to those shares.

      A high rating from a rating agency on a fund's senior securities does not eliminate or mitigate the risk of leverage for the holders of the fund's common shares. The rating agency will monitor each fund's compliance with the 1940 Act asset coverage test and the rating agency guidelines. If the rating agency is not satisfied with the fund's compliance, it could impose additional restrictions on the fund's investment operations, withdraw the rating or reduce the rating assigned to the fund to a lower rating category. A withdrawal or a reduction in the rating of the senior securities may signal a decline in the quality of the fund's portfolio securities and may reduce the market price of the fund's common shares.

      Hypothetical effect of leverage. Assuming a fund issued preferred shares with a liquidation value equal to approximately 331/3 percent of the fund's total assets and an annual dividend rate of 1.50% of such liquidation value (the approximate rate which the adviser expects each fund to pay), the fund would need to achieve an annual return on its total assets of 0.50% to cover such dividend payments on the preferred shares.

      The following table illustrates the hypothetical effect on the return to a holder of a fund's common shares as a result of the leverage obtained by issuing preferred shares with a liquidation value equal to 331/3 percent of a fund's total assets, assuming hypothetical annual returns of a fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage, and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table below are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed portfolio return (net of expenses) .........        (10.00)%         (5.00)%         0.00%         5.00%        10.00%
Corresponding common share return ..................        (15.75)%         (8.25)%        (0.75)%        6.75%        14.25%

Proposal 1(a): Amendment to certain of the funds' fundamental investment restrictions

     Each fund's current fundamental investment restrictions limit the ability of the fund to issue senior securities. These restrictions cannot be changed without shareholder approval. Set forth below are the current fundamental investment restrictions for each fund which would implicate the funds' ability to issue senior equity and the proposed new fundamental investment restrictions for each fund permitting each fund to issue senior equity in addition to senior debt:

      John Hancock Investors Trust's current investment restrictions:

      (1) The fund will not issue senior securities, except as provided in (2) below. For purposes of this restriction, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policy, and the pledge, mortgage or hypothecation of the fund's assets within the meaning of paragraph 2 below, are not deemed to be senior securities.

      (2) The fund will not borrow money, except that the fund may borrow (a) by issuing, publicly or privately, a single class of senior security representing indebtedness, in series or otherwise, with such interest rates, terms and provisions, including conversion rights, as the Trustees shall determine, provided that immediately after such borrowing the aggregate amount of indebtedness outstanding shall not exceed 331/3% of the fund's total assets taken at market or fair value less liabilities other than such borrowing; and (b) from banks as a temporary measure for emergency purposes when such borrowings would not exceed 5% of its total assets taken at cost. The fund may not pledge, mortgage or hypothecate its assets in an amount taken at market value to an extent greater than 331/3 percent of net assets taken at cost.

      John Hancock Income Securities Trust's current investment restrictions:

      (1) The fund will not issue senior securities, except as provided in (2) below. For purposes of this restriction, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policy are not deemed to be senior securities.

      (2) The fund will not borrow money, except that the fund may borrow (a) as described below in the paragraph under "Borrowing and Leverage"*;
            (b) by issuing, publicly or privately, a single class of senior security representing indebtedness, in series or otherwise, with such interest rates, terms and provisions, including conversion rights, as the Trustees shall determine, provided that immediately after such borrowing the aggregate amount of indebtedness outstanding shall not exceed 331/3% of the fund's total assets taken at market or fair value less liabilities other than such borrowing; and (c) from banks as a temporary measure for emergency purposes when such borrowings would not exceed 5% of its assets taken at cost.

      (3) The fund will not pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2)(b) above and then only if the market value of such assets does not exceed 331/3 percent of the fund's total net assets taken at cost.

* The "Borrowing and Leverage" paragraph in the fund's prospectus provides that the fund may borrow from banks on an unsecured basis to purchase securities, provided that the aggregate amount of such borrowings would not exceed 20% of the market value of the fund's total assets after giving effect to such borrowings and provided that such borrowings comply with the applicable provisions of the 1940 Act.

Proposed Investment Restrictions. Each fund's proposed investment restrictions are as follows:

      (1) The fund may not issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and interpretive positions of the Securities and Exchange Commission (the "SEC") thereunder. Senior securities that the fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

      (2) The fund may not borrow money, except as permitted by the 1940 Act and the rules and interpretative positions of the SEC.

      As proposed, each fund would be permitted to issue senior securities and borrow money subject to the limitations imposed by the 1940 Act and the rules and interpretive positions of the SEC. See "Additional information about preferred shares" above for a description of those limitations. The specific references to pledging, mortgaging, hypothecating or otherwise encumbering each fund's assets in the restrictions would no longer be necessary when simplifying the language in the proposed restrictions to reference senior securities and borrowing generally, and thus those specific references have not been retained in the proposed restrictions.

Proposal 1(b): Amendment to each fund's Declaration of Trust

      In order to permit the funds to issue preferred shares, each fund's Declaration of Trust must be amended. The Declaration of Trust is the governing document for a fund and, among other things, establishes the rights of shareholders, the powers and responsibilities of the Trustees and the provisions for termination of the fund. Each Declaration of Trust currently only permits the issuance of common shares by a fund. The proposed amendment to each Declaration of Trust, the form of which is attached as Annex A, would grant the Trustees the power to establish additional classes of shares, which classes of shares may have rights and limitations that differ from, and are preferential to, the rights and limitations of the common shares. In addition to certain specific modifications to the Declarations of Trust, the amendment would also amend any provision of the Declaration of Trust that conflicts with or is inconsistent with the authority to establish and issue additional classes of shares to the extent the Trustees or affiliates of the Trust determine to be necessary to eliminate such conflict or inconsistency.

      The amendments to the Declarations of Trust provide the Trustees with broad authority in establishing the terms of any issuance of preferred shares, including the rights and limitations of such preferred shares. The amendment also provide that to the extent that the Trustees authorize and issue preferred shares, the Trustees are authorized and empowered to amend or supplement the Declaration, including an amendment or modification to the rights of any outstanding common shares, as the Trustees deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other persons, all without the further approval of the common shareholders. For example, the 1940 Act requires that the holders of a class of preferred shares have the power to elect two Trustees of the fund and in the event of a payment default on the preferred shares that continues for two years, to have the power to elect a majority of the board. The terms of the preferred shares would also impose limitations on the payment on dividends on the common shares unless all dividend on the preferred shares had been paid and the fund remained in compliance with certain asset coverage requirements imposed by the 1940 Act on investment companies that use leverage or any rating agency that has rated the preferred shares. These provisions designed to protect the interest of the holders of the preferred shares limit the rights of the holders of the common shares.

      Other than modifications necessary to permit the funds to issue one or more classes of preferred shares, the amendments do not alter the Declarations of Trust.

      The amendment to the Declarations of Trust would authorize each fund to issue an unlimited number of preferred shares in one or more classes or series with such rights as are determined by the Trustees without further shareholder approval. The text of the proposed amendment to each Declaration of Trust is attached to this proxy statement as Annex A.

Trustees Evaluation and Recommendation


      At a meeting held on May 20, 2003, the Trustees concluded that giving each fund the ability to issue preferred shares in one or more series would be in the best interest of the respective funds and their holders of common shares. In the course of their evaluation, the Trustees considered information provided by the adviser as to adviser's view of the potential benefits to the fund and its holders of common shares of issuing senior securities generally and how those benefits would likely be greater if the senior securities could be issued in the form of senior equity as opposed to senior debt. This information included a discussion of the costs to the fund of issuing senior equity versus senior debt, anticipated differences in the effective dividend rate payable on the senior equity versus the interest rate payable on the senior debt under current and future market conditions, other differences between senior equity and senior debt, and the adviser's experience in managing closed-end funds leveraged through the issuance of preferred shares. The Trustees specifically considered that the estimated cost of offering preferred shares would be borne by each fund and its holders of common shares and would result in a decrease in the net asset value of the common shares. The Trustees also considered the risks to which the fund and the common shareholders may be exposed as a result of the leveraging effect of an offering of senior securities.


      As a result of their consideration of the above factors and other relevant information, the Trustees recommend that shareholders approve the amendments to each fund's investment restrictions and Declarations to permit each fund to issue senior securities.

      If the proposals are not approved, the funds will not be authorized to issue preferred shares. The Trustees may consider leveraging the fund through borrowing, which is currently permitted, if the amendments are not approved.

Required vote

      Proposals 1(a) and 1(b) must be approved by the vote of a majority of each fund's shares (as described below). For each fund, the approval of proposals 1(a) and (b) are contingent on the approval of proposal 2 described below for that fund. This means that even if a majority of a fund's shares vote in favor of proposals 1(a) and 1(b), the fundamental investment restrictions will not be amended unless shareholders also vote to approve proposal 2 for that fund. The Trustees will consider what further action, if any, to take in the event any of the proposals are not approved.

      The Trustees recommend unanimously that shareholders of each fund vote FOR the proposals 1(a) and 1(b) to amend certain of the fund's fundamental investment restrictions and amend the fund's Declaration of Trust.

                                  PROPOSAL 2

                  AMENDMENT OF INVESTMENT MANAGEMENT CONTRACT


      General The Trustees recommend that shareholders approve the following proposal to amend the investment management contract to provide for leverage in the calculation of the investment management fees. The investment management contact cannot be changed without shareholder approval. The current method for calculating investment management fees does not account for the issuance of senior securities. In the event the fund issues preferred shares, the amendment would allow the fee paid to the adviser to be directly aligned with the amount of assets that the adviser would be managing on behalf of the fund. The contractual investment management fee rate will not change if the proposal is approved. The proposal would also amend the investment management contract for each fund to eliminate a contractual expense limitation which was originally imposed by state law but which is no longer required and which has never been triggered.

Current Calculation of Management Fees Under the Investment Management Contract

      Each fund pays a quarterly investment management fee approximately equivalent on an annual basis to a stated percentage of the average of the weekly net asset of the fund as set forth below:

Net Asset Value                           Annual Rate
---------------                           -----------
First $150 million.....................      0.650%
Next $50 million.......................      0.375%
Next $100 million......................      0.350%
Amount over $300 million...............      0.300%


      In addition, each fund has a contractual expense limitation imposed under state law which provides for the reduction of investment management fees to the extent normal operating costs and expenses of the fund exceed 1.5 percent of the first $30 million of the fund's average weekly net asset value and 1 percent of the fund's average weekly net asset value in excess of $30 million. The expense limitation has never been triggered for either fund.


Proposed Calculation of Management Fees Under the Investment Management Contract

      Proposal 2 seeks to amend the calculation of investment management fees from "net asset value" to "managed assets". Managed Assets would be defined as the fund's total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of the fund's accrued liabilities (other than liabilities representing financial leverage) The proposal would not change the management fee rate or the applicable breakpoints in the fee. However, the assets upon which such fee is calculated would be increased to include the effect of leveraging the fund. If preferred shares are not issued, the amendment will not result in any change to a fund's management fee. If preferred shares are issued, the effective management fee incurred by the common shares would increase even though the fee rate would remain the same. Consequently, each fund and the adviser may have differing interests in determining whether to leverage a fund's assets. The Trustees will monitor this potential conflict of interest. As an illustration, assuming that a fund issued preferred shares with a liquidation preference equal to 331/3% of the fund's total assets and the fund's assets are less than $150 million, the effective management fee as a percentage of assets attributable to common shares would be 0.975%.

      Without this amendment, the assets that the adviser would be required to manage if either fund is leveraged would increase, together with the costs to the adviser associated with managing a larger asset base. However, the fee paid to the adviser would not increase and would no longer be directly aligned with the amount of assets that the adviser would be managing on behalf of a fund in the event the fund issues preferred shares. The amendment will allow the adviser to be paid at the same rate on the assets representing both the fund's common and preferred assets.


      For its services under the current investment management contracts, each dated April 23, 1987 and amended on March 13, 1997 (the "Current Contracts"), the adviser is entitled to receive a monthly investment management fee at the annual rate set forth above. At the meeting, shareholders will be asked to approve an amendment to the Current Contract (the "Amendment") to change the base amount used to calculate the adviser's investment management fee and to eliminate the expense limitation as a provision of the investment management contracts. Under each Current Contract, the investment management fee is calculated by multiplying the specified annual percentage rate by a base amount equal to the fund's average weekly net assets. A fund's net assets consist of its total assets minus its liabilities.


      If the Amendment is approved, the investment management fee would be calculated by multiplying the specified annual percentage rate by an amount equal to the average weekly value of each fund's "Managed Assets". Managed Assets are defined as the fund's total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of the fund's accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of the preferred shares would not be considered a liability for these purposes. Consequently, if a fund issues preferred shares and does not borrow, managed assets would generally be approximately equal to the fund's net assets attributable to common shares plus the liquidation preference of any outstanding preferred shares. The foregoing specified annual percentage rates would be unchanged from the Current Contracts, but the dollar amount of fees payable under the Amendment will be higher from those payable under the Current Contracts to the extent that a fund engages in leverage. The proposed change to the investment management fee structure may provide the adviser with an incentive to increase the Managed Assets upon which it is compensated by leveraging the fund.

      The aggregate amount of the investment management fee that the John Hancock Investors Trust paid to the adviser during the fiscal year ended December 31, 2002 was $1,038,580. The aggregate amount of the investment management fee that the John Hancock Income Securities Trust paid to the adviser during the fiscal year ended December 31, 2002 was $1,068,302. If the Amendments had been in effect during 2002, the aggregate amount of the investment management fee would have been the same because neither fund was leveraged and because neither fund's expense limitation was triggered.

      The following table shows the fund's expenses expressed as a percentage of average assets attributable to common stock: (i) based on actual expenses incurred during the fiscal year ended December 31, 2002 under the Current Contracts; and (ii) on a pro-forma basis as if the Amendment had been in effect during 2002 and each fund had issued preferred shares with a liquidation preference equal to 331/3% of the fund's total assets. If the proposal is approved a fund's actual annual expenses may be substantially higher or lower than the estimated amount.

ANNUAL EXPENSES (as a percentage of net assets attributable to common stock)

                                                                    John Hancock Income Securities
                                   John Hancock Investors Trust                 Trust
                                  -------------------------------   ------------------------------
                                      2002             2002             2002             2002
                                    (ACTUAL)        (PRO FORMA)       (ACTUAL)       (PRO FORMA)
                                    Based on         Based on         Based on         Based on
                                   Net Assets     Managed Assets     Net Assets     Managed Assets
--------------------------------------------------------------------------------------------------
Management Fees ...............        0.62%            0.81%            0.61%           0.79%
Other Expenses ................        0.22%            0.46%            0.23%           0.47%
Total Annual Expenses .........        0.84%            1.27%            0.84%           1.26%

EXAMPLE: The following table shows the expenses a shareholder of a fund would pay on an investment of $1,000, assuming a 5% annual return and redemption at the end of each period, on an actual basis and on a pro forma basis as if the Amendment had been in effect during 2002 and each fund had issued preferred shares with a liquidation preference equal to 331/3% of the fund's total assets with an assumed dividend yield of 1.50%. This example should not be considered a representation of future return or expenses. Annual return or expenses may be greater or less than those shown.

                                                       John Hancock Income Securities
                      John Hancock Investors Trust                 Trust
                     -------------------------------   ------------------------------
                         2002             2002             2002             2002
                       (ACTUAL)        (PRO FORMA)       (ACTUAL)       (PRO FORMA)
                       Based on         Based on         Based on         Based on
Period                Net Assets     Managed Assets     Net Assets     Managed Assets
-------------------------------------------------------------------------------------
1 year ...........      $   86           $  129           $   86           $  128
3 years ..........      $  268           $  400           $  268           $  397
5 years ..........      $  466           $  688           $  466           $  683
10 years .........      $1,037           $1,495           $1,037           $1,484

Elimination of the Expense Limitation

      The expense limitations in each Current Contract were required by old state "blue sky" laws. They provide for the reduction of investment management fees to the extent normal operating costs and expenses of the fund exceed 1.5 percent of the first $30 million of the fund's average weekly net asset value and 1 percent of the fund's average weekly net asset value in excess of $30 million. The expense limitations has never been triggered for either fund as neither fund's total operating expenses as a percentage of fund net assets exceeded the expense limitation percentages. The following table shows the ratio of expenses to average net assets for each fund for the past five fiscal years.

                                                     2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------
John Hancock Investors Trust ..................       0.84%        0.82%        0.83%        0.81%        0.82%
John Hancock Income Securities Trust ..........       0.84%        0.80%        0.84%        0.80%        0.81%

      These state law imposed expense limitations are no longer required in fund investment management contracts. Since a proposal is being presented to shareholders to amend the Current Contracts with respect to the issuance of senior securities as described above, it was determined to be an appropriate time to seek to amend the Current Contracts to also remove these expense limitation provisions.

Terms of the Investment Management Contract


      The adviser serves as investment adviser to each fund pursuant to the Current Contracts. The Current Contracts were approved by each fund's shareholders at a meeting held on April 30, 1992. The Trustees approved the continuance of each Current Contract on May 20, 2003, when the Trustees, including a majority of the disinterested Trustees, approved its continuation for a twelve-month period commencing July 1, 2003.


      In each Current Contract, the adviser agrees, subject to the supervision of the Trustees, to provide a continuous investment program and strategy for the fund, including investment research and management with respect to all of its securities, other investments, and cash equivalents and to make decisions with respect to and place orders for all purchases and sales of portfolio securities. The Current Contract also requires the adviser to prepare or supervise the preparation of reports to the SEC or any other governmental authority; provide personnel to act as officers of the fund and pay the salaries of such officers; assist to the extent requested by the fund with the fund's preparation of its annual and semi-annual reports to shareholders; transmit information concerning purchases and sales of the fund's portfolio securities to the custodian for proper settlement; supply the fund and its Trustees with reports and statistical data as requested; and prepare a quarterly brokerage allocation summary.

      Each Current Contract provides that the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the investment management contract, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard of its obligations and duties under the Current Contract.

      If approved at the meeting, each Amendment will become effectively immediately. If the Amendment is not approved, the Current Contract will remain in effect until April 1, 2004, subject to further continuation or earlier termination in accordance with its terms.

Information about the adviser

      The adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of March 31, 2003 has approximately $26 billion in assets under management in its capacity as investment adviser to the funds and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (the "Life Company"), one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $130 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

      The principal executive officer of the adviser is Maureen R. Ford. Maureen
R. Ford and John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of each fund. Their business address is also 101 Huntington Avenue, Boston, Massachusetts 02199-7603.

      During 2002, neither fund paid brokerage commissions to any broker-dealer which was affiliated with the adviser.

Other services performed by the adviser for the funds

      Each fund has an agreement with the adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of each fund. The amount paid to the adviser by each fund pursuant to this agreement for the fiscal year ended

December 31, 2002 was $50,168 for the John Hancock Investors Trust and $52,579 for the John Hancock Income Securities Trust.

Management of similar funds

      The following table lists each fund currently managed by the adviser with an investment objective that is similar to John Hancock Investors Trust or John Hancock Income Securities Trust, as well as the size of each fund, the fee rate payable to adviser and indicates whether the adviser has agreed to waive or reduce a portion of its fee.

                                                                 Fee rate
                                    Fund net assets     (as a percentage of average
Fund                                 as of 12/31/02       weekly managed assets)
-----------------------------------------------------------------------------------
   John Hancock Patriot               $189,746,347                 0.50% (a)(b)
   Premium Dividend Fund I

   John Hancock Patriot               $246,555,703                 0.50% (a)(b)
   Premium Dividend Fund II

   John Hancock Patriot Select        $191,566,372                 0.80% (a)
   Dividend Trust

   John Hancock Patriot               $134,342,682                 0.80% (a)
   Preferred Dividend Fund

   John Hancock Patriot Global        $154,945,159                 0.80% (a)
   Dividend Fund

   John Hancock Preferred             $878,952,389                 0.75% (a)(c)
   Income Fund

   John Hancock Preferred             $459,182,094                 0.75% (c)
   Income Fund II

------------
(a)   Includes assets attributable to leverage

(b) Plus 5.00% of the fund's weekly gross income. The adviser's total fee is limited to a maximum amount equal to 1.00% annually.

(c) The adviser has contractually agreed to limit the fund's management fee to the following: 0.55% of the fund's average daily managed assets until the fifth anniversary of the fund's operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year, and 0.70% of such assets in the eighth year. After the eighth year, the adviser will no longer waive a portion of the management fee.

Trustees Evaluation and Recommendation


      On May 20, 2003, the Trustees of each fund met in person to consider whether it would be in the best interests of each fund and their respective shareholders to enter into the Amendment to the Current Agreement. In considering the best interests of the funds and their shareholders, the Trustees took into account all factors that they deemed relevant. The factors considered included the potential benefits that the funds and their common shareholders may realize from a leveraging strategy and the fact that the adviser would be unwilling to manage the fund on a leverage basis unless the increase costs to the adviser in managing such a fund was reflected in the fee that the adviser receives. The Trustees also considered the nature, quality and extent of the services furnished to each fund by the adviser; the adviser's experience in managing leveraged closed-end funds; the investment record of each fund; the expense ratio of each fund on a historical basis and after giving effect to leverage; and the benefits to the adviser from the revised fee calculation in the Amendments. The Independent Trustees determined that: Performance results were reasonable as compared with relevant performance standards, including the performance results of comparable funds derived from data provided by Lipper Inc. and appropriate indexes; Fees charged by the Adviser for investment advisory and administrative services were reasonable based on average advisory fees and operating expenses for comparable funds; Adviser investment staff and portfolio management experience in managing the funds and the historical quality of services provided by the Adviser was appropriate.

      After reviewing and discussing the terms and provisions of the Amendments in light of the foregoing factors, the Trustees, including all of the Trustees who are not interested persons of either fund or the adviser, determined that the management contract is in the funds' and shareholders best interest and will enable the funds to enjoy high quality investment advisory services at a cost they deem appropriate and reasonable. They also concluded that the proposed fee change is in the best interests of each fund and their shareholders because it aligns the adviser's compensation more closely with the actual value of all of the potential assets under management. The Trustees also concluded that it was appropriate to ask shareholders to eliminate the expense limitation provisions because they are no longer required and have never been triggered.


      The Trustees unanimously recommend that shareholders vote FOR the proposals to amend the investment management contract.

Required Vote

      Proposal 2 must be approved by the vote of a majority of the fund's shares (as described below). If shareholders do not approve Proposal 2, the investment management contract will not be amended. The Trustees will consider what further action, if any, to take in the event Proposal 2 is not approved.

                                 MISCELLANEOUS

      The adoption by each fund's shareholders of Proposal 1(a) and 1(b) and 2 requires the affirmative vote of a majority of the shares of each fund with respect to each proposal. A majority of the fund's shares is defined as the lesser of: (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the fund. Proposals 1(a) and 1(b) will not be adopted even if they receive the affirmative vote of a majority of the shares unless proposal 2 is approved.

      The following table summarizes how the quorum and voting requirements are determined.

Shares         Quorum                                   Voting
------------------------------------------------------------------------------------------------
In General     All shares "present" in person or by     Shares present in person will be voted
               proxy are counted in determining         in person by the shareholder at the
               whether a quorum exists.                 meeting. Shares present by proxy will be
                                                        voted by the proxyholder in accordance
                                                        with instructions supplied in the proxy.

Shares                      Quorum                                   Voting
------------------------------------------------------------------------------------------------------------
Broker Non-Vote             Considered "present" at meeting.         Not voted. Same effect as a vote
                                                                     "against" a proposal.

Proxy with No Voting        Considered "present" for determining     Will be voted "for" the proposal by the
Instruction (other than     whether a quorum exists.                 proxyholder.
Broker Non-Vote

Vote to Abstain             Considered "present" for determining     Not voted. Same effect as a vote
                            whether a quorum exists.                 "against" a proposal.

      If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposal prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

      The costs of the meetings, including the solicitation of proxies, will be paid by the adviser. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone and via the Internet. John Hancock Advisers, LLC serves as each fund's investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $15,000 for John Hancock Investors Trust and $20,000 for John Hancock Income Securities Trust, plus reasonable expenses.

Telephone Voting

      In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but it is currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

      You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

      o     Read the proxy statement and have your card on hand.

      o     Go to the website listed on the card.

      o     Enter the control number found on the proxy card.

      o Follow the directions on the website. Please call 1-800-852-0218 if you have any problems.

      o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Other Matters

      The management of the funds knows of no business to be brought before the special meetings except as described above. If, however, any other matters were properly to come before the special meetings, the persons named on the proxy card intend to vote on those matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the funds will provide further information.

      The meeting is scheduled as a joint meeting of the shareholders of both funds because the shareholders of the funds are expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the special meetings is in the best interest of each fund's shareholders. In the event that any shareholder present at the special meetings objects to the holding of a joint meeting and moves for an adjournment of the special meeting with respect to his or her fund to a time immediately after the special meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

      The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other fund.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                    JOHN HANCOCK INVESTORS TRUST
                                    JOHN HANCOCK INCOME SECURITIES TRUST

Dated: June 26, 2003

                                    ANNEX A

                    Amendment No. 2 to Declaration of Trust
              dated October 5, 1984, as Amended April 27, 1989 of
                         John Hancock Investors Trust
                   and John Hancock Income Securities Trust

WHEREAS, there has heretofore been established a trust for the investment and reinvestment of funds contributed thereto;

WHEREAS, the Trustees and Shareholders desire to amend the Declaration of Trust to provide for the issuance of additional classes of shares, including shares with preferential rights, including voting, dividend and distribution rights, relative to the Common Shares;

WHEREAS, pursuant to Section 8.2, the Trustees and Shareholders have considered and approved this amendment to the Declaration of Trust.

NOW THEREFORE, the Declaration of Trust is hereby amended as follows:

First, the Declaration of Trust is hereby amended to authorize the Board of Trustees to establish and authorize the issuance of one or more class of beneficial interest in the Trust in addition to the Common Shares, which classes of shares may have rights and limitations that differ from, and are preferential to, the rights and limitations of the Common Shares. In addition to the specific amendments set forth below, any provision of the Declaration of Trust that conflicts or is inconsistent with the authority to establish and issue additional classes of shares, including shares with rights preferential to the Common Shares, are hereby amended to the extent the Trustees or officers of the Trust determine to be necessary to eliminate such conflict or inconsistency.

Second, the following provisions of the Declaration of Trust are hereby amended:

Section 2.1. Section 1.2 of the Declaration of Trust is amended by amending the definition of "Shareholder" and by adding the following definitions of "Class," "Preferred Shares," "Shares" and "Outstanding":

"Class" or "Class of Shares" means any division of Shares into two or more Classes in accordance with the provisions of Article V.

"Preferred Shares" means the Trust's preferred shares or any Class thereof. The provisions of this Declaration of Trust relating to the Preferred Shares shall have no force and effect unless and until one or more Classes of Preferred Shares are first duly authorized, issued and outstanding.

"Shareholder" means a record owner of Outstanding Shares.

"Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time, including any Class which may be established by the Trustees, and includes fractions of Shares as well as whole Shares.

"Outstanding" Shares means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

Section 2.2. The enumerated powers of the Trustees in Section 2.1 of the Declaration of Trust are hereby supplemented by adding a new clause (z) which shall read as follows:

"(z) To establish multiple Classes of Shares (as authorized herein at Section 5.11), and to the extent necessary or appropriate to give effect to preferences, special or relative rights and privileges of any Class of Shares, to allocate assets, liabilities, income and expenses of the Shares or to apportion the same among two or more Classes."

Section 2.3. Article II of the Declaration of Trust is hereby amended by adding a new Section 2.13 as follows:

      "Section 2.13. Effect of Issuance of Preferred Shares on provisions relating to the Board of Trustees. Notwithstanding anything to the contrary in Sections 2.3, 2.5, 2.6 and 2.7, the provision relating to the number and election of Trustees, their removal and the filling of any vacancy on the Board of Trustees shall be subject to the voting and other rights established with respect to a particular Class."

Section 2.4. Section 5.1 of the Declaration of Trust is replaced in its entirety as set forth below:

      "Section 5.1 Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, with or without par value, as determined by the Trustees. The number of such Shares of beneficial interest authorized hereunder is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder approval to establish and designate one or more Classes of Shares as the Trustees deem necessary or desirable. Subject to the rights, preferences and limitations applicable to a specific Class, each Share shall represent an equal proportionate share in the assets of the Trust. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares and any Shares currently Outstanding, shall be fully paid and non-assessable."

Section 2.5. Section 5.4.1 of the Declaration of Trust is replaced in its entirety as set forth below:

      "Section 5.4.1 General. The Trustees in their discretion may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and Outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Classes, of any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Class."

Section 2.6. Section 5.8 of the Declaration of Trust is amended by changing all reference to Common Shares to Shares, deleting the second and third sentences of such section and adding the following in the place of those sentences:

"On any matter required or permitted to be voted on by the Shareholders, all Shares then entitled to vote shall be voted in the aggregate as a single class without regard to Class, except (i) when required by this Declaration of Trust, the By-Laws or by the 1940 Act, or when the Trustees shall have determined that any matter to be submitted to a vote of the Shareholders affects the rights or interests of the Shareholders of one or more Classes materially differently, Shares shall be voted by individual Class; and (ii) when the Trustees shall have determined that the matter affects only the interests of one or more Classes, then only the Shareholders of such Class shall be entitled to vote thereon. Each Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. The Trustees may, in conjunction with the establishment of any further Classes of Shares, establish conditions under which the several Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. The By-laws may include further provisions for Shareholders' votes and meetings and related matters."

Section 2.7. Article V of the Declaration of Trust is hereby amended by adding a new Section 5.11 as follows:

      "Section 5.11 Class Designation. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish a single Class of Shares, designated as the Common Shares. The Trustees may divide the Shares of the Trust into Classes. Any Shares of any further Classes that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined by the Trustees; provided, that all Shares shall be identical except for such variations as shall be fixed and determined between different Classes by the Trustees in establishing and designating such Class. Unless otherwise designated by the Trustees in the By-laws or resolutions establishing a Class, the purchase price, the method of determining the net asset value, and the relative liquidation, voting, dividend and other rights and preferences of holders of a Class shall be as set forth in the Trust's Registration Statement on Form N-2 under the Securities Act of 1933 and/or the 1940 Act relating to the issuance of Shares of such Class. To the extent that the Trustees authorize and issue Preferred Shares, they are hereby authorized and empowered to amend or supplement this Declaration, including an amendment or modification to the rights of any Outstanding Shares at the time of such amendment or supplement, as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities."

Section 2.8. Section 5.9 of the Declaration of Trust is amended by adding the following to the end of such section:

"A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where the By-Laws so require or the Trustees provide that holders of any Class or Classes shall vote as a Class or Classes, then a majority of the aggregate number of Shares of that Class or Classes entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Class or Classes. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. Except when a different vote is required by any provision of the By-Laws or this Declaration or, when such a different vote is not specifically provided in this Declaration or the By-Laws, the Trustees shall in their discretion require a different vote or the vote of a majority of different percentage of the Shares of one or more particular Classes, a majority of the Shares voted shall decide any question and a plurality shall elect a Trustee."

Section 2.9. Section 6.6 of the Declaration of Trust is amended by adding to each to the beginning of each sentence thereof "Subject to the rights, preferences and limitations of any Class of Shares."

Section 2.10. Section 8.2 of the Declaration of Trust is hereby amended by adding a new Section 8.2(d) as follows:

      "(d) To the extent that the Trustees authorize and issue Preferred Shares of any Class, they are hereby authorized and empowered to amend or supplement this Declaration, including an amendment or modification to the rights of any Outstanding Shares at the time of such amendment or supplement, as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other persons, all without the approval of Shareholders."

Third, the Board of Trustees may without further Shareholder approval restate the Declaration of Trust to give effect to the amendments in First and Second above, including any amendment, although not specifically stated in Section 2, to any provision of the Declaration of Trust that conflicts or is inconsistent with the authority to establish and issue additional classes of shares.


IN WITNESS WHEREOF, the Trustees have executed this Amendment No. 2 on this day of August 26, 2003.

                                                          Please mark     ---
                                                          your votes as  |   |
                                                          indicated in   | X |
                                                          this example    ---

(1) To authorize the fund to issue senior securities, including preferred shares, by approving the following amendments:

    (a) To approve amendments to certain of the fund's fundamental investment restrictions to permit the issuance of senior securities.

          FOR   AGAINST   ABSTAIN
          [ ]     [ ]       [ ]

    (b) To approve certain amendments of the fund's Agreement and Declaration of Trust to authorize the board of trustees to establish and issue one or more classes of senior securities.

          FOR   AGAINST   ABSTAIN
          [ ]     [ ]       [ ]

--------------------------------------------------------------------------------
                      JOHN HANCOCK INCOME SECURITIES TRUST
--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

2. To approve certain amendments to the fund's investment management contract, including to reflect the issuance of senior securities in the calculation of the investment management fees payable by the fund to John Hancock Advisers, LLC

          FOR   AGAINST   ABSTAIN
          [ ]     [ ]       [ ]

Mark box at right if address change has been    ---
noted on the reverse side of this card.        |   |
                                                ---

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted in favor of each proposal. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

Signature:            Date:               Signature:             Date:
          ------------     --------------           ------------       --------

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

         Internet and telephone voting is available through 11PM Eastern
                      Time the day prior to annual meeting day.

      Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and
                            returned your proxy card.

--------------------------------------------------------------------------------
                                    Internet
                           http://www.eproxy.com/jhs

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      Mail

 Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------

               If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

--------------------------------------------------------------------------------
                      JOHN HANCOCK INCOME SECURITIES TRUST
--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

2. To approve certain amendments to the fund's investment management contract, including to reflect the issuance of senior securities in the calculation of the investment management fees payable by the fund to John Hancock Advisers, LLC

          FOR   AGAINST   ABSTAIN
          [ ]     [ ]       [ ]

Mark box at right if address change has been    ---
noted on the reverse side of this card.        |   |
                                                ---

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted in favor of each proposal. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.

Signature:            Date:               Signature:             Date:
          ------------     --------------           ------------       --------

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

         Internet and telephone voting is available through 11PM Eastern
                      Time the day prior to annual meeting day.

      Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and
                            returned your proxy card.

--------------------------------------------------------------------------------
                                    Internet
                           http://www.eproxy.com/jhi

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      Mail

 Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------

               If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

                      JOHN HANCOCK INCOME SECURITIES TRUST

                         Special Meeting of Shareholders
                                 August 21, 2003

     The undersigned hereby appoints MAUREEN R. FORD, SUSAN S. NEWTON and WILLIAM H. KING, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the John Hancock Income Securities Trust to be held at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts, on August 21, 2003 at 9:00 a.m., Eastern time, and at any adjournment of the meeting. All proxies previously given by the undersigned for this meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

John Hancock Logo                                             Mellon Logo


Glossary of Proxy Terms
-----------------------

Welcome to On-line Proxy Voting for
John Hancock Income Securities Trust

Please click on the proceed button below to continue to secure voting site.

[Proceed]

.......................
.......................
.......................

John Hancock Logo                                             Mellon Logo


Glossary of Proxy Terms
-----------------------

Please enter the 11-digit control number provided to you.
Do not enter any spaces in the control number field.

[              ]

Enter your e-mail address to receive an e-mail confirmation of your vote.

[              ]

Enter your e-mail address again for validation.

[              ]

[Submit]
.........................
.........................

John Hancock Logo                                             Mellon Logo


Glossary of Proxy Terms
-----------------------

                         JOHN HANCOCK INCOME SECURITIES
                                     TRUST

                         Special Meeting of Shareholders
                                 August 21, 2003

The undersigned hereby appoints MAUREEN R. FORD, SUSAN S. NEWTON and WILLIAM H. KING, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the John Hancock Income Securities Trust to be held at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts, on August 21, 2003 at 9:00 a.m., Eastern time, and at any adjournment of the meeting. All proxies previously given by the undersigned in respect of this meeting are hereby revoked.


The Board of Trustees recommends a vote FOR items 1a, 1b and 2.

You may submit your vote as the Board of Trustees recommends by clicking this button.

[Submit Your Vote]


OR

1. To authorize the fund to issue senior securities, including preferred shares, by approving the following amendments:

(a) To approve amendments to certain of the fund's fundamental investment restrictions to permit the issuance of senior securities.

o For
o Against
o Abstain

(b) To approve certain amendments of the fund's Agreement and Declaration of Trust to authorize the board of trustees to establish and issue one or more classes of senior securities.

o For
o Against
o Abstain

2. To approve certain amendments to the fund's investment management contract, including to reflect the issuance of senior securities in the calculation of the investment management fees payable by the fund to John Hancock Advisers, LLC.

o For
o Against
o Abstain

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked).

[Submit Your Vote]


To change the address of record for your registered shares, please use Mellon Investor Services LLC change of address form.

       Copyright 2001 Mellon Investor Services LLC. All rights reserved.

John Hancock Logo                                             Mellon Logo


Glossary of Proxy Terms  Voter Control Number: 55500090000
-----------------------

You have voted your proxy in the following manner:

1. To authorize the fund to issue senior securities, including preferred shares, by approving the following amendments:

(a) To approve amendments to certain of the fund's fundamental investment restrictions to permit the issuance of senior securities.

o For

(b) To approve certain amendments of the fund's Agreement and Declaration of Trust to authorize the board of trustees to establish and issue one or more classes of senior securities.

o For

2. To approve certain amendments to the fund's investment management contract, including to reflect the issuance of senior securities in the calculation of the investment management fees payable by the fund to John Hancock Advisers, LLC.

o For

Please review your vote.

If this is not how you intended to vote, please use the Back button on your browser, change your vote and resubmit.

If this is how you intended to vote, please click the Proceed button.

[Proceed]

       Copyright 2001 Mellon Investor Services LLC. All rights reserved.

John Hancock Logo                                             Mellon Logo


Glossary of Proxy Terms
-----------------------

Success! Your vote has been cast and will be tabulated by Mellon Investor Services within 24 hours.

If you wish to submit comments to John Hancock Income Securities Trust, click the button below.

[Submit comments]

You can now vote another proxy card.

(Vote Another Proxy)


       Copyright 2001 Mellon Investor Services LLC. All rights reserved.